Exhibit 10.2
FIRST AMENDMENT TO
CHAMPION EMPLOYMENT AGREEMENT
     This is a FIRST AMENDMENT (“First Amendment”), effective as of this 1st day of August, 2005, to that certain employment agreement dated the 16th day of June, 2003 (the “Employment Agreement”), by and between CHARLES F. CHAMPION (the “Executive”), and YOUBET.COM, INC., a Delaware corporation, (the “Company”) (collectively, the “Parties”).
     WHEREAS, the Company and the Executive desire to amend the provisions of the Employment Agreement.
     NOW THEREFORE, in consideration of the covenants and agreements herein contained, the Company and the Executive hereby agree as follows:
     1. Employment; Duties and Acceptance. Paragraph 1 of the Employment Agreement is amended by adding the following to the Executive’s list of Duties:
          Duties.
          (o) Define the vision, direction, and goals of the Operations Division consistent with the Company’s AOP and Strategic Plan.
          (p) Direct all operations of the Company.
          (q) Guide and direct the Operations Division in the development, production, promotion and sale of the Company’s products and services.
          (r) Establish operating policies consistent with the Company’s broad policies and objectives, and ensure their timely execution.
          (s) Ensure that the operating responsibilities, authorities and accountability of all direct subordinates are defined and understood, and that they are aligned with the Company’s AOP and Strategic Plan.
     2. The Executive acknowledges and agrees that the change to his duties under this First Amendment does not serve as a basis for the Executive to claim that a “Good Reason” (as defined in the Employment Agreement, Paragraph 7(e)) has occurred.
     3. This First Amendment will be effective as of the date first written above.
     4. Except to the extent noted, and as may be necessary to give full force and effect to the foregoing, the Employment Agreement shall continue unchanged, in full force and effect.
     IN WITNESS WHEREOF, each of the Parties hereunto has executed this First Amendment on the date(s) indicated below.

YOUBET.COM, INC.

/s/ Gary W. Sproule

Name: Gary W. Sproule
Title: Chief Financial Officer
Date: August 1, 2005

CHARLES F. CHAMPION

/s/ Charles F. Champion

Date: August 1, 2005